UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 7, 2005

Ridgestone Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-27984	39-1797151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13925 West North Avenue, Brookfield, Wisconsin 53005
(Address of principal executive offices, including zip code)

(262) 789-1011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

                     On March 7, 2005, Ridgestone Financial Services, Inc. (the “Company”) issued a press release announcing that it has filed a Form 15 with the Securities and Exchange Commission to terminate the registration of its Common Stock under the Securities Exchange Act of 1934, as amended. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

                     In addition, on March 7, 2005, the Company mailed a letter to its shareholders regarding certain recent developments. A copy of the letter is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits.

(99.1)	Press Release of Ridgestone Financial Services, Inc., dated March 7, 2005.

(99.2)	Letter to Shareholders of Ridgestone Financial Services, Inc., dated March 7, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIDGESTONE FINANCIAL SERVICES, INC.
Date: March 7, 2005	By:	/s/ Christine V. Lake
Christine V. Lake President and Chief Operating Officer

RIDGESTONE FINANCIAL SERVICES, INC.
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description

(99.1)	Press Release of Ridgestone Financial Services, Inc., dated March 7, 2005.

(99.2)	Letter to Shareholders of Ridgestone Financial Services, Inc., dated March 7, 2005.

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